Exhibit 10.1
PINNACLE ENTERTAINMENT, INC.
$450,000,000
8.625% Senior Notes due 2017
PURCHASE AGREEMENT
July 27, 2009
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Barclays Capital Inc.
Deutsche Bank Securities Inc.
As Representative of the several
Initial Purchasers named in Schedule 1 attached hereto,
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Ladies and Gentlemen:
Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), proposes upon the terms and conditions set forth in this agreement (this “Agreement), to issue and sell to the initial purchasers named in Schedule 1 attached to this Agreement (the “Initial Purchasers”) for whom J.P. Morgan Securities Inc., Banc of America Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc. are acting as the representatives (“you” or the “Representatives”) the aggregate of $450,000,000 principal amount of the Company’s 8.625% Senior Notes due 2017 (the “Notes”). The Notes will be irrevocably and unconditionally guaranteed (the “Guarantees”) by the subsidiaries of the Company listed in Schedule 2 hereto that have signed this Agreement (each, a “Guarantor” and, collectively the “Guarantors”). The Notes will be issued pursuant to an Indenture to be dated as of the Closing Date (as defined in Section 5(a)), among the Company, the Guarantors and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”). The Notes are more fully described in the Pricing Disclosure Package (as defined below) and the Offering Memorandum (as defined below).

This Agreement is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.
1. Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated as of July 27, 2009 (the "Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule 3 (the “Pricing Term Sheet”) and an offering memorandum, dated as of the date hereof (the “Offering Memorandum”), setting forth information regarding the Company, the Guarantors, the Notes and the Exchange Notes (as defined herein), the Guarantees and the Exchange Guarantees (as defined herein). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule 4 hereto, other than a road show that is a Free Writing Offering Document (as defined below), are collectively referred to as the “Pricing Disclosure Package.” The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 6:15 p.m. (New York City time) on the date of this Agreement.
Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all documents filed from and after the beginning of the current fiscal year with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c), 14 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be. Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.” The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):
’’THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION, ALL IN FORM AND SUBSTANCE SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

You have advised the Company that the Initial Purchasers will make offers (the “Exempt Resales”) of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Act (“QIBs”) and (ii) outside the United States to certain persons who are not U.S. persons (as defined in Regulation S under the Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. Those persons specified in clauses (i) and (ii) are referred to herein as the (“Eligible Purchasers”). The Initial Purchasers will offer the Notes to Eligible Purchasers initially at a price equal to 98.597% of the principal amount thereof. Such price may be changed at any time without notice.
Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”) among the Company, the Guarantors and the Initial Purchasers to be dated as of the Closing Date (as defined in Section 5 herein), for so long as such Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Act (the “Exchange Offer Registration Statement”) relating to the Company’s 8.625% Senior Notes due 2017 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees. Such portion of the offering is referred to as the “Exchange Offer.”
2. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent, warrant and agree that:
(a) When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or that are quoted in a United States automated inter-dealer quotation system.
(b) Assuming that (i) the representations and warranties of the Initial Purchasers in Section 4 are true and (ii) each of the Eligible Purchasers is a QIB or a Non-U.S. Person who acquires the Notes in an “offshore transaction” in reliance on Regulation S, the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used or will be used by the Company, the Guarantors, any of their affiliates or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Notes.

(c) No form of general solicitation or general advertising was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902.
(d) The Company is not required to deliver the information specified in Rule 144A(d)(4) under the Act in connection with the Exempt Resales and the Notes and the Guarantees satisfy the requirements of Rule 144A(d)(3).
(e) The Pricing Disclosure Package and Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.
(f) The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 9(e).
(g) The Offering Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of the Initial Purchasers specifically for inclusion therein, which information is specified in Section 9(e).
(h) The Exchange Act Reports did not, and any further documents filed and incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Act), as defined in Rule 405 under the Act (a “Free Writing Offering Document”) without the prior consent of the Representatives; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is listed on Schedule 4.
(j) Each Free Writing Offering Document (including, without limitation, any electronic road show or other document listed on Schedule 4 hereto), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(k) Each of the Company and its subsidiaries (as defined in Section 17) listed on Schedule 2 to this Agreement and marked with an asterisk, including each of the Guarantors (collectively, the “Subsidiaries”), has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and its subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company and its subsidiaries, taken as a whole; (iii) the offering and sale of the Notes and Guarantees (the “Offering”) and consummation of the Offering or the consummation by the Company of its tender offer to repurchase the Company’s existing 8.75% Senior Subordinated Notes due 2013 (the “8.75% Notes”) and related redemption of the 8.75% Notes (collectively, the “Tender Offer”) or (iv) any other transaction contemplated by this Agreement or any other material transaction contemplated by the Pricing Disclosure Package or the Offering Memorandum (a “Material Adverse Effect”). Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, each of the Company and the Subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule 2 to this Agreement. None of the subsidiaries of the Company (other than the Subsidiaries) is a “significant subsidiary” (as defined in Rule 405).

(l) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in each of the Pricing Disclosure Package and the Offering Memorandum and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the issued shares of capital stock or membership interests of each Subsidiary of the Company have been duly authorized and validly issued, (and with respect to capital stock are fully paid and non-assessable) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims (i) created or arising in connection with the Company’s amended bank credit facility (the “Bank Credit Facility”) or (ii) as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(m) The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated by this Agreement, including the Tender Offer, the Pricing Disclosure Package and the Offering Memorandum. This Agreement and the transactions contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum have been duly and validly authorized by the Company and the Guarantors. This Agreement has been duly and validly executed and delivered by the Company and the Guarantors and constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as enforceability may be limited by state or federal laws or policies relating to the non-enforceability of the indemnification provisions contained herein.
(n) The Company and each of the Guarantors have the full right, power and authority to execute and deliver the Notes and the Guarantees and to perform their respective obligations thereunder. The Notes and the Guarantees have been duly and validly authorized by the Company and each of the respective Guarantors for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company and each of the Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Pricing Disclosure Package and the Offering Memorandum contain a summary of the terms of the Notes and the Guarantees, which summary is accurate in all material respects.

(o) The Company and each of the Guarantors have the full right, power and authority to execute and deliver the Exchange Notes and the Exchange Guarantees and to perform their respective obligations thereunder. The Notes and the Guarantees have been duly and validly authorized by the Company and each of the respective Guarantors for issuance and sale to the Initial Purchasers pursuant to this Agreement and, if and when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company and each of the Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(p) The Company and each of the Guarantors have full right, power and authority to execute and deliver the Indenture and to perform their respective obligations thereunder. The Indenture has been duly and validly authorized by the Company and each Guarantor, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. No qualification of the Indenture under the Trust Indenture Act of 1939 (the “1939 Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales.
(q) The Company and each of the Guarantors have full right, power and authority to execute and deliver the Registration Rights Agreement and to perform their respective obligations thereunder. The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor in accordance with the terms of this Agreement and the Registration Rights Agreement, will be (assuming the due authorization, execution and delivery thereof by you) the legal, valid and binding obligations of the Company and each of the Guarantors, enforceable against them in accordance with its terms, except as such enforceability may be limited by applicably bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor’s rights generally except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as enforceability may be limited by state and federal laws or policies relating to the non-enforceability of indemnification provisions contained therein as to rights of indemnification and contribution, by principles of public policy.

(r) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Company and the Guarantors, the consummation of the transactions contemplated hereby and thereby, including the Tender Offer, and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum will not (i) result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of the Subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.
(s) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Company and the Guarantors, the consummation of the transactions contemplated hereby and thereby, including the Tender Offer, and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, except for (i) filings with or approvals (including “shelf” approvals) by or from the applicable gaming authorities in the States of Indiana, Louisiana, Nevada, New Jersey and Missouri, which have been made or obtained, including notice filings with such applicable gaming authorities which will be made upon consummation of the transactions contemplated by this Agreement or the Offering Memorandum, (ii) the written consent from Barclays Bank PLC, as the administrative agent (the “Administrative Agent”) under the Bank Credit Facility, that the terms of the Notes are reasonably satisfactory to it (the “Bank Consent”), (iii) the filing of a registration statement by the Company and with the Commission pursuant to the Act as required by the Registration Rights Agreement and (iv) such consents as may be required under the State securities or Blue Sky laws or the by-laws and rules of FINRA in connection with the purchase and distribution of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Initial Purchasers, each of which has been obtained and is in full force and effect.
(t) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(u) Except as identified in the Pricing Disclosure Package and the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Act with respect to any securities of the Company or any Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to any registration statement filed by the Company or any Guarantor under the Act.
(v) The Company and the Guarantors have not sold or issued any securities that would be integrated with the offering of the Notes or Guarantees contemplated by this Agreement pursuant to Rule 144A under the Act, the Act, the Rules and Regulations or the interpretations thereof by the Commission. The Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale by them, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act), of any Notes or any substantially similar security issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.
(w) Except as described in the Pricing Disclosure Package and the Offering Memorandum, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which could reasonably be expected to result in a Material Adverse Effect, and since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, taken as a whole, or any adverse change or development, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(x) Since the date as of which information is given in the Pricing Disclosure Package and the Offering Memorandum and except as may otherwise be described in the Pricing Disclosure Package and the Offering Memorandum, the Company and the Guarantors have not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business (ii) entered into any material transaction or agreement not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock

(y) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act (other than Rule 3-10(g) thereof) and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and, except as disclosed therein, have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved; and the other financial information included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.
(z) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and whose report appears in the Offering Memorandum or is incorporated by reference therein, and Ernst & Young LLP have each delivered the initial letter referred to in Section 8(m) hereof and are each independent public accountants as required by the Act and the Rules and Regulations.
(aa) The statistical and market-related data included in the Pricing Disclosure Package and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Pricing Disclosure Package are based on or derived from sources that the Company reasonably believes to be reliable and accurate in all material respects.
(bb) Neither the Company nor any of the Subsidiaries is, as of the Closing Date, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in the Pricing Disclosure Package or the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.
(cc) Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Notes and the Registration Rights Agreement or the consummation of the transactions contemplated hereby and thereby, including the Tender Offer; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or others.
(dd) Except as described in the Pricing Disclosure Package and the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any Guarantor, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Guarantor, on the other hand, that is required by Item 402 or Item 404 of Regulation S-K to be described in the documents incorporated by reference into the Pricing Disclosure Package or the Offering Memorandum which is not so described.

(ee) Except as described in the Pricing Disclosure Package and the Offering Memorandum, no labor disturbance by or dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.
(ff) Except as described in the Pricing Disclosure Package and the Offering Memorandum, (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) that is subject to Title IV of ERISA or Section 412 of the Code (as defined below) (but not including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) may have any liability (each a “Plan”), has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each such Plan (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of such Plan; and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification, except where failure to be so qualified would not be reasonably likely to result in a Material Adverse Effect. Except as described in the Pricing Disclosure Package, neither the Company nor any member of its Controlled Group has any withdrawal or other liability to any “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA, except for a liability which either is not reasonably likely to result in a Material Adverse Effect or which is indemnified against by a third party.
(gg) The Company and each of the Subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid or made provision for the payment of all taxes due thereon, except (i) those taxes that are not reasonably likely to result in a Material Adverse Effect, (ii) those taxes, assessments or other charges that are being contested in good faith, if such taxes, assessments, or other charges are adequately reserved for or (iii) as described in the Pricing Disclosure Package and the Offering Memorandum; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies, in either case, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws (or similar organizational documents); neither the Company nor any of its subsidiaries (i) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (i) and (ii), to the extent any such violation or default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except (in the case of clause (i) alone) for any lien, charge or encumbrance disclosed in the Pricing Disclosure Package and the Offering Memorandum.
(ii) There is and has been no failure on the part of the Company, the Guarantors or any of their respective directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, except where failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.
(jj) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Pricing Disclosure Package or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(kk) The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that they provide a reasonable level of assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that they provide a reasonable level of assurance that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(ll) The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Pricing Disclosure Package and the Offering Memorandum, the Company has not been advised of any material weaknesses in the Company’s internal controls as of the date hereof.

(mm) The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Permit or has any reason to believe that any such Permit will not be renewed in the ordinary course.
(nn) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect.
(oo) Except as described in the Pricing Disclosure Package and the Offering Memorandum, (A) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (C) none of the Company and its subsidiaries anticipates material (with respect to the Company and its subsidiaries, taken as a whole) capital expenditures relating to Environmental Laws (except, with respect to development projects, such capital expenditures which do not materially exceed amounts contemplated for such capital expenditures in budgets or cost estimates for such projects or potential expenditures in connection with proposed projects for which budgets have not been developed).

(pp) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has, at any time during the last five years, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(qq) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except in each case, as would not reasonably be expected to have a Material Adverse Effect.
(rr) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of knowingly financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(ss) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than any Preliminary Offering Memorandum, the Pricing Term Sheet, the Offering Memorandum or any Free Writing Offering Document to which the Representatives have consented in accordance with Section 2(i).
(tt) The Company and the Guarantors have not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors to facilitate the sale or resale of the Notes or Guarantees.

(uu) The Company and its subsidiaries have good and marketable title to all real property and to all personal property described in the Pricing Disclosure Package and the Offering Memorandum as being owned by them, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Pricing Disclosure Package and the Offering Memorandum, (ii) such as arise in connection with the Bank Credit Facility, (iii) such as do not (individually or in the aggregate) interfere with the use made or proposed to be made of such property by the Company and its subsidiaries, (iv) with respect to land held for development, restrictions ordinarily expected to be resolved in the development process, or (v) such as are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not interfere with, the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or (ii) are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect. Neither the Company nor any subsidiary has received any written notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any subsidiary, except as would not reasonably be likely to result in a Material Adverse Effect.
(vv) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their business and the value of their properties and as is reasonably customary for companies engaged in similar businesses in similar industries.
(ww) Neither the Company nor any of its Subsidiaries intends, or intends to permit any of their respective Subsidiaries, to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and the amounts of cash to be received by the Company or any of its Subsidiaries and the timing and the amounts of cash to be payable on or in respect of the Company’s indebtedness or the indebtedness of each Subsidiary.
(xx) No Restricted Subsidiary (as defined in the Indenture) of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Restricted Subsidiary’s capital stock, from repaying to the Company any loan or advances to such Restricted Subsidiary from the Company or from transferring any of such Restricted Subsidiary’s property or assets to the Company or any other Restricted Subsidiary of the Company, except as described in or contemplated by the Pricing Disclosure Package.

(yy) Immediately after each of the Guarantors has entered into the Guarantee to which it is a party, (i) the fair value of the assets of such Guarantor will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Guarantor, (ii) the present fair saleable value of the property of such Guarantor will be greater than the amount that will be required to pay the probable liabilities of such Guarantor on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities, subordinated, contingent or otherwise, become absolute and matured, (iii) such Guarantor will be able to pay its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, and (iv) such Guarantor will not have an unreasonably small capital with which to conduct the business in which it is engaged as such business is conducted and is proposed to be conducted following the Closing Date.
(zz) None of the transactions contemplated by this Agreement (including without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.
(aaa) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Notes and the other transactions related thereto as described in each of the Pricing Disclosure Memorandum and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Notes as contemplated by this Agreement, the Pricing Disclosure Memorandum and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would reasonably be expected to result in a judgment that the Company is or would become unable to satisfy.
(bbb) The Notes constitute “senior indebtedness” as such term is defined in any indenture or agreement governing any outstanding subordinated indebtedness of the Company.
Any certificate signed by any officer of the Company or the Guarantors, as the case may be, and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the Company and the Guarantors, jointly and severally, as to matters covered thereby (and is subject to the limitations therein, if any), to each Initial Purchaser. The Company and the Guarantors acknowledge that, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Company and the Guarantors hereby consent to such reliance.

3. Purchase of the Notes by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Notes to the several Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the aggregate principal amount of the Notes set forth opposite the respective names of the Initial Purchasers on Schedule 1 hereto, at a purchase price equal to 96.597% of the principal amount thereof, plus accrued interest, if any, from August 10, 2009 to the Closing Date.
4. Offering of Notes by the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Act; (iii) is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction; (iv) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; (v) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising); (vi) will not engage in any directed selling efforts within the meaning of Rule 902 under the Act, in connection with the offering of the Notes; (vii) will not offer or sell the Notes as part of a plan or scheme to evade the registration provisions of the Act, in connection with the offering of the Notes in reliance on Regulation S; and (viii) has not, and its affiliates have not, offered or sold, and neither it nor its affiliates will offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor) (x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date (the “distribution compliance period”), other than in accordance with Regulation S or another exemption from the registration requirements of the Act. The Initial Purchasers further agree that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Notes (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as permitted, and include the statements required, by Regulation S. The Initial Purchasers also agree that, at or prior to confirmation of a sale of Notes offered and sold pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other renumeration in respect of the Notes from it during the restricted period a confirmation or notice substantially to the following effect:
“The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case (A) in accordance with Regulation S under the Securities Act, (B) to a “Qualified Institutional Buyer” (as defined in Rule 144A (“Rule 144A”) under the Securities Act) in a transaction meeting the requirements of Rule 144A or (C) to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3), (5), (6) or (7) of Regulation D under the Securities Act) in a transaction that is exempt from the registration requirements of the Securities Act, and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S.”
The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 98.597% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.
The Company shall not be obligated to deliver any Notes to be delivered on the Closing Date, except upon payment of the aggregate principal amount (less the applicable discount and payment of interest set forth in Section 3 above) for all of the Notes to be purchased under this Agreement.
Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.
5. Delivery of and Payment for the Notes.
(a) Delivery of and payment for the Notes shall be made at the offices of Irell & Manella, 1800 Avenue of the Stars, Los Angeles, CA 90067, at 10:00 A.M., New York City time, on the tenth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company (the “Closing Date”).

(b) Delivery of the Notes will be made to the Representatives by or on behalf of the Company against payment of the purchase price therefor by wire transfer of immediately available funds. Delivery of the Notes will be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives will otherwise instruct. Delivery of the Notes at the time and place specified in this Agreement is a further condition to the obligations of each Initial Purchaser.
6. Further Agreements of the Company, the Guarantors and the Initial Purchasers. Each of the Company and the Guarantors agrees as follows:
(a) The Company and the Guarantors will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.
(b) The Company and the Guarantors will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.
(c) The Company and each of the Guarantors consents to the use of the Pricing Disclosure Package and the Offering Memorandum, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.
(d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company, any of the Guarantors or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company and the Guarantors will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e) None of the Company nor any Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representatives, which consent shall not be unreasonably withheld or delayed; if at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.
(f) The Company and the Guarantors promptly from time to time will take such action as the Representatives may reasonably request to qualify the Notes and Guarantees for offering and sale under the securities laws or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company and the Guarantors shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
(g) During the period of 90 days from the date hereof, without the prior written consent of J.P. Morgan Securities Inc. and Banc of America Securities LLC on behalf of the Initial Purchasers, which consent shall not be unreasonably withheld, to not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any debt securities of the Company or any Subsidiary with terms substantially similar (including having equal rank) to the Notes (other than the Notes); provided, however, nothing contained in this Section 6(g) shall obligate the Company to retain J.P. Morgan Securities Inc. or Banc of America Securities LLC as its initial purchaser or underwriter.
(h) The Company will furnish to the holders of the Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.
(i) So long as any of the Notes are outstanding, the Company and the Guarantors will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company or any Guarantor mailed to stockholders generally or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company or the Guarantors as the Initial Purchasers may reasonably request.

(j) The Company and the Guarantors will apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Offering Memorandum under the caption “Use of Proceeds.”
(k) The Company and the Guarantors will not (and cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors to facilitate the sale or resale of the Notes or Guarantees and neither the Company, the Guarantors nor any of its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) will take any action prohibited by Regulation M under the Exchange Act.
(l) The Company and the Guarantors will not oppose the Notes being made eligible for clearance and settlement through the DTC.
(m) During the period from the Closing Date to one year after the Closing Date, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the Act or pursuant to Rule 144 of the Act.
(n) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.
(o) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for “book entry” transfer.
(p) The Company and the Guarantors will take such steps as shall be necessary to ensure that neither the Company nor any of the Company’s subsidiaries becomes an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.
(q) The Company and the Guarantors agree use their best efforts to do and perform all things required to be done or performed under this Agreement by the Company and the Guarantors prior to the Closing Date to satisfy all conditions precedent to the delivery of the Notes.
(r) The Company and the Guarantors agree to take all reasonable action necessary to enable Standard & Poor’s Corporation and Moody’s Investors Service, Inc. to reaffirm their respective credit ratings on the Company’s outstanding senior subordinated debt, including for this purpose, the issuance of the Notes.

7. Expenses. The Company and the Guarantors jointly and severally, agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation and printing of certificates for the Notes; (b) the preparation and printing of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including any exhibits thereto), Registration Rights Agreement and any amendment or supplement thereto; (c) the distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including any exhibits thereto), Registration Rights Agreement and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) any required review by FINRA of the terms of sale of the Notes or Guarantees (including related reasonable and documented fees and expenses of counsel to the Initial Purchasers); (e) the qualification of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees under the securities laws of the several jurisdictions as provided in Section 6(f) and the preparation, printing and distribution of a Blue Sky Memorandum (including related reasonable and documented fees and expenses of counsel to the Initial Purchasers); (f) the Trustee, any agent of the Trustee, the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees; (g) all expenses in connection with the approval of the Notes by DTC for “book-entry” transfer; (h) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; and (i) all expenses in connection with the rating of the Notes and the Exchange Notes. The Company and the Guarantors shall not be required to pay for any of the Initial Purchasers’ costs and expenses (other than those as described in clauses (d) and (e) above), including, without limitation, (i) the fees and expenses of counsel to the Initial Purchasers (other than as set forth above) and (ii) the “roadshow” expenses of the Initial Purchasers; provided, however, if the sale of Notes pursuant to Section 3 of this Agreement shall not be consummated because the conditions in Section 8 (other than Section 8(k)) hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or any of the Guarantors to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Initial Purchaser, the Company and each Guarantor, jointly and severally shall reimburse the several Initial Purchasers for reasonable out-of-pocket expenses, including reasonable and documented fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Notes or in contemplation of performing their obligations hereunder; but the Company and the Guarantors shall not in any event be liable to any of the several Initial Purchasers for damages on account of loss of anticipated profits from the sale by them of the Notes.

8. Conditions of Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:
(a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel to the Initial Purchasers, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
(b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(c) Irell & Manella LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1.
(d) Brownstein Hyatt Farber Schreck, LLP, Nevada counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2.
(e) Baker & Daniels LLP, Indiana counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-3.
(f) Stone Pigman Walther Wittmann L.L.C., Louisiana counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-4.
(g) Briol & Associates, PLLC, Minnesota counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-5.

(h) Lathrop & Gage, LLP, Missouri counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-6.
(i) Sills Cummis Epstein & Gross P.C., New Jersey counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-7.
(j) Watkins Ludlam Winter & Stennis, P.A., Mississippi counsel for the Company, shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-8.
(k) The Representatives shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package and the Offering Memorandum and other related matters as the Representatives may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
(l) At the time of execution of this Agreement, the Representatives shall have received from each of Deloitte & Touche LLP and Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings, or, in the case of Ernst & Young LLP, such matters as set forth on Exhibit C.

(m) With respect to the letters of Deloitte & Touche LLP and Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Representatives letters (the “bring-down letters”), of each of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) in the case of Deloitte & Touche LLP stating, as of the date of its bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by their initial letter, (iii) in the case of Ernst & Young LLP, stating, as of the date of its bring-down letter (or, with respect to matters involving changes or developments since the respective dates of which specified financial information is given in the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to its SAS 100 review of the Company’s consolidated financial statements included in its Form 10-Q for the quarter ended June 30, 2009 and filed with the Commission and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.
(n) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of the Company’s Chief Executive Officer and its Chief Financial Officer stating, in their respective capacities as officers of the Company and not in their respective individual capacities, that each of them severally represents that:
(i) The representations, warranties and agreements of the Company and the Guarantors in Section 2 are true and correct on and as of the Closing Date, and the Company and the Guarantors have complied with all of their respective agreements contained herein in all material respects and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;
(ii) He or she has carefully examined the Pricing Disclosure Package and the Offering Memorandum, and, in his or her opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum no event has occurred that should have been set forth in a supplement or amendment to the Pricing Disclosure Package or the Offering Memorandum that has not been so set forth; and
(iii) Since the respective dates as of which information is given in the Pricing Disclosure Package and the Offering Memorandum, there has not been any development that resulted in a Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business.

(o) Except as described in the Pricing Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any change resulting in a Material Adverse Effect or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which is, in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package.
(p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s or any of its Subsidiaries’ debt securities or preferred stock by Standard & Poor’s Corporation and Moody’s Investors Service and (ii) neither Standard & Poor’s Corporation nor Moody’s Investors Service shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or any of its Subsidiaries’ debt securities or preferred stock.
(q) [Intentionally omitted.]
(r) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States if the effect of such engagement in hostilities, escalation or declaration of war would, in your reasonable judgment, make it impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes or (iv) there shall have occurred a change in financial markets or any calamity or crisis inside or outside the United States or such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it in each such case, in the reasonable judgment of the Representatives, impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes.
(s) The DTC shall have accepted the Notes for clearance.

(t) The Representatives shall have received the Bank Consent from the Administrative Agent under the Bank Credit Facility.
(u) The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.
(v) The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.
(w) The Company and the Guarantors shall have furnished the Representatives and counsel to the Initial Purchasers with such other certificates, opinions or other documents as they may have reasonably requested.
All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to counsel for the Initial Purchasers.
9. Indemnification and Contribution.
(a) Each of the Company and the Guarantors, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and Guarantees), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company or any Guarantor (or based upon any written information furnished by the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes, the Guarantees or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above

(provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other out-of-pocket expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any such amendment or supplement thereto or in any Blue Sky Application or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 9(e). The foregoing indemnity agreement is in addition to any liability which the Company or the Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.
(b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, each of the Guarantors and their respective directors, officers and employees, and each person, if any, who controls the Company or the Guarantors, as the case may be, within the meaning of Section 15 of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or any Marketing Materials, any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 9(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company, any Guarantor and any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent the party to whom notice was not given was unaware of the proceeding to which such notice would have related and has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses or a material diminution thereof) and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ counsel to represent jointly the indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties against the indemnifying party under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified parties and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnified party on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company and the Guarantors. Any such separate firm for any Initial Purchaser, its affiliates, directors, officers, employees and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantors, their respective directors and officers, employees and any control persons of the Company and the Guarantors shall be designated in writing by the Company. No indemnifying party shall (A) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (B) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In the event that it is finally judicially determined that any indemnified party was not entitled to receive payments for legal and other expenses pursuant to this Section 9, the indemnified party will promptly return all sums that that had been advanced pursuant hereto.
(d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes and Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, as set forth on the cover page of the Offering Memorandum, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, as set forth on the cover page of the Offering Memorandum, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Company shall also be deemed to have been supplied by the Guarantors. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Notes exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective purchase obligations and not joint.
(e) The Initial Purchasers severally confirm and the Company and the Guarantors acknowledge and agree that the statements regarding delivery of Notes by the Initial Purchasers set forth on the cover page of, and the paragraphs relating to stabilization by the Initial Purchasers appearing under the caption “Plan of Distribution” in, the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.
10. Defaulting Initial Purchaser. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Notes that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of the Notes set forth opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total principal amount of the Notes set forth opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Notes on the Closing Date if the total principal amount of the Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10.0% of the total principal amount of the Notes to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the principal amount of the Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other initial purchasers satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other initial purchasers satisfactory to the Representatives do not elect to purchase the Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser, the Company or the Guarantors, except that the Company and Guarantors will continue to be liable for the payment of expenses to the extent set forth in Section 7. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or Guarantors for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement.
11. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Representatives, by notice given to and received by the Company, prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 8(o), 8(p) or 8(r) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.
12. Research Analyst Independence. The Company and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the Guarantors and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any of the Guarantors may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Guarantors by such Initial Purchasers’ investment banking divisions. The Company and the Guarantors acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
13. No Fiduciary Duty. The Company and the Guarantors acknowledge and agree that in connection with this offering, sale of the Notes or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Company, the Guarantors and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company or the Guarantors, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Company or the Guarantors shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company and the Guarantors. The Company and the Guarantors hereby waive any claims that the Company or the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with this offering.

14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
(a) if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to: J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Ken Lang, Fax: (212) 270-1063, or if in connection with Section 9 of this Agreement, Director of Litigation, Office of General Counsel, J.P. Morgan Securities Inc., in each case with a copy to Initial Purchasers’ counsel at Latham & Watkins LLP, 355 South Grand Ave., Los Angeles, California 90071, Attention: Julian T. H. Kleindorfer, Esq., and Cynthia A. Rotell, Esq. Fax: (213) 891-8763; and
(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, NV 89169, Attention: John A. Godfrey, Esq., Fax: (702) 784-7748, with a copy to the Company’s counsel at Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067-4276, Attention: Kevin McGeehan, Esq. and Ashok W. Mukhey, Esq., Fax: (310) 203-7199.
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by J.P. Morgan Securities Inc. on behalf of the Representatives.
15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Initial Purchasers and each person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the affiliates, directors of the Company, the Guarantors and any person controlling the Company or the Guarantors within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.
17. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.
18. Partial Enforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is, for any reason, determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable and to effect the original intent of the parties hereto.
19. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature Pages Follow]

If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PINNACLE ENTERTAINMENT, INC.

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Executive Vice President and
Chief Financial Officer

ACE GAMING, LLC

By:	PNK Development 13, LLC, its Sole Member

	By:	Biloxi Casino Corp., its Sole Member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Chief Financial Officer and Treasurer

AREH MLK LLC

By:	Biloxi Casino Corp., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Chief Financial Officer and Treasurer

AREP BOARDWALK PROPERTIES LLC

By:	Biloxi Casino Corp., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Chief Financial Officer and
Treasurer

BELTERRA RESORT INDIANA, LLC

By:	Pinnacle Entertainment, Inc.,
its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

BILOXI CASINO CORP.

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer and Treasurer

BOOMTOWN, LLC

By:	Pinnacle Entertainment, Inc.,
its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

CASINO MAGIC CORP.

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

CASINO ONE CORPORATION

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Treasurer

LOUISIANA-I GAMING, A LOUISIANA
PARTNERSHIP IN COMMENDAM

By:	Boomtown, LLC, its General Partner

	By:	Pinnacle Entertainment, Inc.,
its Sole Member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

MITRE ASSOCIATES LLC

By:	PNK Development 13, LLC, its Sole Member

	By:	Biloxi Casino Corp., its Sole Member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Chief Financial Officer and Treasurer

OGLE HAUS, LLC

By:	Belterra Resort Indiana, LLC,
its Sole Member and Manager

	By:	Pinnacle Entertainment, Inc.,
its Sole Member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

PNK (BATON ROUGE) PARTNERSHIP

By:	PNK Development 8, LLC,
its Managing Partner

	By:	Pinnacle Entertainment, Inc.,
its Sole Member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

PNK (BOSSIER CITY), INC.

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Treasurer

PNK (CHILE 1), LLC

By:	Pinnacle Entertainment, Inc.,
its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (CHILE 2), LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK DEVELOPMENT 7, LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK DEVELOPMENT 8, LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK DEVELOPMENT 9, LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK DEVELOPMENT 13, LLC

By:	Biloxi Casino Corp., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Chief Financial Officer and Treasurer

PNK (ES), LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (LAKE CHARLES), L.L.C.

By:	Pinnacle Entertainment, Inc., its Sole Member and Manager

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (RENO), LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (SCB), L.L.C.

By:	PNK Development 7, LLC, its Sole Member

	By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (STLH), LLC

By:	Pinnacle Entertainment, Inc., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer and Treasurer

PSW PROPERTIES LLC

By:	Biloxi Casino Corp., its Sole Member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Chief Financial Officer and Treasurer

ST. LOUIS CASINO CORP.

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

YANKTON INVESTMENTS, LLC

	By:	/s/ John A. Godfrey

		Name:	John A. Godfrey
		Title:	Manager

Accepted:
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Barclays Capital Inc.
Deutsche Bank Securities Inc.
As Representatives of the several
Initial Purchasers named in Schedule 1 attached hereto
By J.P. Morgan Inc.

By:	/s/ Jack D. Smith

Authorized Representative

SCHEDULE 1

Principal Amount
Initial Purchasers	of Notes

J.P. Morgan Securities Inc.	$112,500,000
Banc of America Securities LLC.	$112,500,000
Deutsche Bank Securities Inc.	$67,500,000
Barclays Capital Inc.	$67,500,000
Goldman, Sachs & Co.	$27,000,000
UBS Investment Bank	$27,000,000
CALYON	$18,000,000
Capital One Southcoast	$11,250,000
Moelis & Company	$6,750,000

Total	$450,000,000

Schedule 1-1

SCHEDULE 2
Subsidiaries
* denotes a subsidiary as described in Section 2(k) of this Agreement.
± denotes an unrestricted subsidiary under the Indenture.
*ACE Gaming, LLC
*AREH MLK LLC
*AREP Boardwalk Properties LLC
*Belterra Resort Indiana, LLC
*Biloxi Casino Corp.
*Boomtown, LLC
Brighton Park Maintenance Corp.
±Casino Magic Buenos Aires, SA
*Casino Magic Corp.
±Casino Magic (Europe), BV
±Casino Magic Hellas Management Services, SA
Casino Magic Management Services Corp.
*Casino Magic Neuquen, SA
*Casino One Corporation
Double Bogey, LLC
±Landing Condominium, LLC
*Louisiana-I Gaming, a Louisiana Partnership in Commendam
*Mitre Associates LLC
*OGLE HAUS, LLC

Schedule 2-1

Pinnacle Design & Construction, LLC
*PNK (Baton Rouge) Partnership
*PNK (BOSSIER CITY), Inc.
*PNK (CHILE 1), LLC
*PNK (CHILE 2), LLC
PNK Development 1, Inc.
PNK Development 2, Inc.
PNK Development 3, Inc.
PNK Development 4, Inc.
PNK Development 5, Inc.
PNK Development 6, Inc.
*PNK Development 7, LLC
*PNK Development 8, LLC
*PNK Development 9, LLC
±PNK Development 10, LLC
±PNK Development 11, LLC
PNK Development 12, LLC
*PNK Development 13, LLC
PNK Development 14, LLC
PNK Development 15, LLC
PNK Development 16, LLC
±PNK Development 17, LLC
PNK Development 18, LLC
PNK Development 19, LLC
PNK Development 20, LLC

Schedule 3-2

PNK Development 21, LLC
PNK Development 22, LLC
PNK Development 23, LLC
PNK Development 24, LLC
PNK Development 25, LLC
PNK Development 26, LLC
PNK Development 27, LLC
*PNK (ES), LLC
PNK (EXUMA), LIMITED
±PNK (Kansas), LLC
*PNK (LAKE CHARLES), L.L.C.
*PNK (Reno), LLC
*PNK (SCB), L.L.C.
*PNK (STLH), LLC
*PNK (ST. LOUIS RE), LLC
±Port St. Louis Condominium, LLC
*President Riverboat Casino-Missouri, Inc.
*PSW Properties LLC
Realty Investment Group, Inc.
*St. Louis Casino Corp.
*Yankton Investments, LLC

Schedule 3-3

SCHEDULE 3
FORM OF TERM SHEET
Pricing Supplement dated July 27, 2009 to Preliminary Offering Memorandum dated July 27, 2009 of Pinnacle Entertainment, Inc.
This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.
The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.
The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Pinnacle Entertainment, Inc.
Security Description:	Senior Notes
Distribution:	144A/RegS w/ Registration Rights
Face:	$450,000,000
Gross Proceeds:	$443,686,500
Coupon:	8.625%
Maturity:	August 1, 2017
Offering Price:	98.597%
Yield to Maturity:	8.875%
Spread to Treasury:	+536 basis points
Benchmark:	UST 4.75% due 8/15/2017
Ratings:	B2/BB-
Interest Pay Dates:	August 1 and February 1
Beginning:	February 1, 2010
Equity Clawback:	Up to 35% at 108.625%
Until: Optional Redemption:	August 1, 2012 Makewhole call @ T+50bps prior to August 1, 2013, then:

	On or after:	Price:

Schedule 3-1

		August 1, 2013	104.313%
		August 1, 2014	102.156%
		August 1, 2015 and thereafter	100.000%
Change of control:		Put @ 101% of principal plus accrued interest
Trade Date:		July 27, 2009
Settlement Date:	(T+10)	August 10, 2009
CUSIP:		144A: 723456AH2
ISIN:		Reg S: U72281AC9 USU72281AC99
Denominations:		2,000x1,000
Bookrunners:		J.P. Morgan	25.00%
		BofA Merrill Lynch	25.00%
		Barclays Capital	15.00%
		Deutsche Bank Securities	15.00%
Senior Co-Managers:		Goldman, Sachs & Co.	6.00%
		UBS Investment Bank	6.00%
Co-Managers:		CALYON	4.00%
		Capital One Southcoast	2.50%
		Moelis & Company	1.50%
Use of Proceeds:		The Company intends to use the net proceeds of this offering to refinance its existing indebtedness by purchasing all of its outstanding 8.75% senior subordinated notes due 2013, pursuant to a tender offer or redemption. As of the date of this offering, the Company had $135 million in aggregate principal amount of its 8.75% notes outstanding. The Company expects to use a portion of the net proceeds from this offering to repay approximately $206 million in revolving credit borrowings under its credit facility. The Company also intends to use a portion of the net proceeds of this offering to purchase $75 million aggregate principal amount of its 8.25% senior subordinated notes due 2012, pursuant to a tender offer or redemption. The Company expects to use the remaining net proceeds from the offering for general corporate purposes, including funding its development projects.

Schedule 3-2

Permitted Restricted Payment:	The Company’s proposed tender offer for and repurchase, and any redemption of, the 8.25% senior subordinated notes due 2012 as described in “Use of Proceeds” above shall be deemed to be permitted pursuant to clause (3) of the second paragraph of the “Restricted payments” covenant in the “Description of notes” in the Offering Memorandum for the Senior Notes.

Pro forma ratio of earnings to fixed charges*:	Three months ended March 31, 2009... .75x

Year ended December 31, 2008... —

* Gives effect to the issuance and sale of the notes offered herein, the repurchase or redemption of $135 million aggregate principal amount of the Company’s 8.75% senior subordinated notes due 2013, the $206 million pay down of the Company’s existing revolving credit facility and the repurchase or redemption of $75 million aggregate principal amount of the Company’s outstanding 8.25% senior subordinated notes due 2012, as if it had occurred on January 1, 2009 or January 1, 2008, as applicable. Earnings were insufficient to cover pro forma fixed charges by approximately $467 million for the year ended December 31, 2008.
Capitalization as of March 31, 2009 (after giving effect to the offering and the anticipated use of the proceeds)*

	As of March 31, 2009
	Actual	As adjusted
Cash, cash equivalents and restricted cash	$140,106	$187,043
Long-term debt, including current portion:
Amended credit facility	$165,000	—
Senior unsecured notes offered hereby	—	443,687
7.50% senior subordinated notes due 2015	380,334	380,334
8.25% senior subordinated notes due 2012	276,596	201,161
8.75% senior subordinated notes due 2013	133,785	—
Other debt	917	917
Total long-term debt	$956,632	$1,026,098

Stockholders’ equity:
Preferred Stock ($1.00 par value, 250,000 shares authorized; no shares issued and outstanding)	—	—
Common Stock ($0.10 par value, 100,000,000 shares authorized; 60,063,181 shares outstanding (net of treasury shares))	6,207	6,207
Capital in excess of par value	1,002,186	1,002,186
Retained earnings	(229,147)	(235,182)
Treasury stock	(20,090)	(20,090)
Accumulated other comprehensive loss	(12,089)	(12,089)
Total stockholders’ equity	747,067	741,032
Total capitalization	$1,703,699	$1,767,130
The table above gives effect to the pay down of an additional $41 million of borrowings under the Company’s revolving credit facility between March 31, 2009 and July 21, 2009. Such $41 million of additional borrowing is reflected as additional cash, cash equivalents and restricted cash.

Schedule 3-3

Schedule 4
FREE WRITING OFFERING DOCUMENTS
•	Final Term Sheet, dated July 27, 2009, relating to the Notes and substantially in the form of Schedule 3 hereto;
•	Any “electronic road shows” and each document provided as an amendment or supplement to the Preliminary Offering Memorandum

Schedule 4-1

EXHIBIT B-1
Form of Opinion of Irell & Manella LLP, Counsel for the Company
1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction listed opposite the Company’s name on Schedule A to this opinion.
2. Each Delaware Guarantor is an entity duly formed, validly existing and in good standing under the laws of the State of Delaware with full limited liability company power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum. Each Guarantor is duly qualified and in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction listed opposite such Guarantor’s name on Schedule A to this opinion.
3. The Company has the full corporate power and authority to execute and deliver the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Exchange Notes and to perform its obligations thereunder, including, without limitation, the full corporate power and authority to issue, sell and deliver the Notes and the Exchange Notes, as contemplated by the Purchase Agreement.
4. Each Delaware Guarantor has the full limited liability company power and authority to execute and deliver the Purchase Agreement, the Registration Rights Agreement, the Indenture, their respective Guarantees and their respective Exchange Guarantees and to perform their obligations thereunder.
5. The Purchase Agreement has been duly authorized, executed and delivered by the Company and each Delaware Guarantor.
6. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each Delaware Guarantor and constitutes the legally valid and binding obligation of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.
7. The Indenture has been duly authorized, executed and delivered by the Company and each Delaware Guarantor and constitutes the legally valid and binding obligation of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.
8. The Notes have been duly authorized for issuance and sale to the Initial Purchasers by the Company and duly executed by the Company and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Notes will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

Exhibit B-1-1

9. The Exchange Notes have been duly authorized for issuance in the Exchange Offer, and when duly executed and delivered by the Company and, when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, the Exchange Notes will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.
10. The Guarantees of each Delaware Guarantor have been duly authorized and executed by each Delaware Guarantor. The Guarantees, when delivered in accordance with the terms of the Indenture, will, upon the due execution, issuance and authentication of the Notes in accordance with the terms of the Indenture and the delivery to and payment therefor by the Initial Purchasers in accordance with the terms of the Purchase Agreement, and receipt of the agreed consideration by each of the Guarantors, be the valid and legally binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms. The Exchange Guarantees of each Delaware Guarantor have been duly authorized for issuance in the Exchange Offer by each Delaware Guarantor. The Exchange Guarantees, when duly executed and delivered by each Guarantor in accordance with the terms of the Indenture and the Registration Rights Agreement, will, upon the due execution, issuance and authentication of the Exchange Notes in accordance with the terms of the Indenture and the delivery to and payment therefor by the holders thereof in accordance with the terms of the Indenture and Registration Rights Agreement, and receipt of the agreed consideration by each of the Guarantors, be the legally valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms.
11. The execution and delivery of the Transaction Documents by the Company and the Guarantors, the performance by the Company and the Guarantors of their respective obligations thereunder, the consummation by the Company and the Guarantors of the transactions contemplated by the Transaction Documents (including the issuance of the Notes and the consummation of the Tender Offer) and the use of the proceeds therefrom in the manner set forth under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum, do not and will not (A) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors pursuant to any agreement or instrument listed on Schedule B to this opinion (we, with your permission, have relied upon certificates of officers of the Company as to financial calculations relevant to this opinion), (B) violate any provision of the certificate or articles of incorporation or operating agreement or bylaws or other organizational documents of the Company or any Delaware Guarantor, or (C) violate any federal, Delaware or New York law, statute, rule or regulation customarily applicable to offerings of this type or, to our knowledge, any judgment, order, writ or decree of any government instrumentality or court applicable to or having jurisdiction over the Company, any Guarantor or any of their respective assets or properties (assuming for purposes of this paragraph, compliance with all applicable state securities or blue sky laws, as to which we express no opinion, and, in the case of the Registration Rights Agreement, the Act, the Exchange Act and the 1939 Act) except for, with respect to the foregoing clauses (A) and (C), such violations, breaches, defaults, liens, charges and encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Exhibit B-1-2

12. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental authority or agency of the United States, New York or Delaware (that is customarily applicable to offerings of this type), is required for the Company’s or each Guarantor’s execution, delivery and performance of the Transaction Documents on or before the Closing Date or the issuance of the Notes and the Guarantees, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers (as to which we express no opinion), (2) such as will be required under the Act in connection with the issuance of the Exchange Notes and the Exchange Guarantees and (3) qualification of the Indenture under the 1939 Act, in connection with the issuance of the Exchange Notes and the Exchange Guarantees.
13. The reports filed under the Exchange Act and incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum or any amendment thereof or supplement thereto (other than the financial statements and notes thereto, related schedules and other financial data included or incorporated by reference therein, as to which no opinion is rendered), and in the case of any such incorporated report that was subsequently amended, such report as amended by the subsequently filed amendment, when they were filed with the Commission, complied on their face as to form in all material respects with the Exchange Act and the applicable rules and regulations thereunder.
14. The statements under the captions “Description of Other Indebtedness”, “Description of Notes” and “Summary of Material United States Federal Income Tax Considerations” in the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to describe or summarize certain provisions of the agreements, statutes, regulations, legal matters or securities referred to therein, are accurate descriptions or summaries in all material respects.
15. The Company and each of the Guarantors are not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Offering Memorandum, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
16. Assuming the proceeds of the sale of the Notes are used for the purposes set forth in the Pricing Disclosure Package and the Offering Memorandum, such use of proceeds will not violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
17. The Indenture complies as to form in all material respects with the requirements of the 1939 Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement or in connection with the Exempt Resales to qualify the Indenture under the 1939 Act.
18. No registration under the Act of either the Notes or the Guarantees is required for the sale of the Notes and the Guarantees to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales.

Exhibit B-1-3

19. To our knowledge, there are no pending actions, suits or proceedings before any governmental agency or body or any court against or affecting the Company or any of the Guarantors or any of their respective properties that would be required to be disclosed in the Pricing Disclosure Package or the Offering Memorandum pursuant to Item 103 of Regulation S-K of the rules and regulations issued under the Act had the Offering Memorandum been a registration statement under the Act, that are not so disclosed. To our knowledge, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or the Guarantors is a party or of which any property of the Company or any Guarantor is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, to our knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or by others.
20. The Notes, the Guarantees, the Indenture and the Registration Rights Agreement conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Offering Memorandum.
21. To our knowledge, other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person granting such person the right to require the Company or any of its Subsidiaries to file a registration statement under the Act with respect to any securities of the Company as a result of the sale of the Notes pursuant to the Purchase Agreement or to require the Company or any of its Subsidiaries to include such securities with the Notes to be registered pursuant to any registration statement in accordance with the Registration Rights Agreement.
22. When the Notes are issued and delivered pursuant to the Purchase Agreement, such Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.
23. The Company is not required to comply with the requirements of Rule 144A(d)(4) of the Act in connection with the offering contemplated by the Offering Memorandum.
In addition, we have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and representatives for the Initial Purchasers and their counsel at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed and, although we do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the Offering Memorandum, or in any supplements or amendments thereto, and have not made any independent check or verification thereof (except to the extent stated in paragraphs 14 and 20 above), during the course of such participation, no facts came to our attention which caused us to believe that the Pricing Disclosure Package (including the documents incorporated by reference therein), as of the Applicable Time or as of the date hereof, or the Offering Memorandum (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no belief with respect to the financial statements, schedules or other financial data included in, or omitted from, the Pricing Disclosure Package or the Offering Memorandum or any amendments or supplements thereto.

Exhibit B-1-4

EXHIBIT B-2
Form of Opinion of Brownstein Hyatt Farber Schreck, Nevada Counsel for the Company
1. Each of the Nevada Subsidiary Guarantors has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Nevada, with limited liability company power and authority to own or lease its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, including the power and authority to issue the Guarantees and the Exchange Guarantees.
2. The Company is qualified to do business as a foreign corporation and is in good standing in the State of Nevada.
3. Each of the Transaction Documents to which each Nevada Subsidiary Guarantor is a party has been duly authorized, and each of the Transaction Documents to which each Nevada Subsidiary Guarantor is a party, other than the Exchange Guarantees, has been executed and delivered by such Nevada Subsidiary Guarantor.
4. The issuance and sale of the Notes and the Exchange Notes by the Company and the Guarantees and the Exchange Guarantees by the Subsidiary Guarantors, the execution and delivery by each of the Company and the Subsidiary Guarantors of each of the Transaction Documents to which it is a party, and the consummation of the Transactions do not contravene, violate or breach (a) the Governing Documents, (b) any Applicable Nevada Order, or (c) any Applicable Nevada Law.
5. The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors — Risks related to our business — Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues — Nevada”, and the statements contained in Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, under the caption “Government Regulation and Gaming Issues — Nevada”, which is incorporated by reference in the Offering Memorandum, except for financial data included therein or omitted therefrom (as to which we express no opinion), have been reviewed by us and, to the extent such statements constitute summaries of the Nevada Gaming Laws or other Nevada legal matters, they are accurate in all material respects and fairly summarize the information and matters therein described.
6. No Nevada Governmental Approval is required for the execution and delivery by the Company or any Nevada Subsidiary Guarantor of, and the performance by the Company or any Nevada Subsidiary Guarantor of its obligations under, the Transaction Documents to which it is a party, the consummation of the Transactions, or the offering, issuance or sale of the Notes, the Exchange Notes, the Guarantees and the Exchange Guarantees to the Initial Purchasers, except (a) such as have been obtained and are in full force and effect at the Closing Date and (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

Exhibit B-2-1

7. With the Company’s consent, based solely on an inquiry of those attorneys currently with the firm who have rendered legal services to the Company and the Nevada Subsidiary Guarantors since January 1, 2008, we confirm that we are not currently representing the Company or the Nevada Subsidiary Guarantors in any pending litigation[, other than                     ].
8. To our knowledge, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no regulatory proceedings pending before the Nevada Gaming Authorities to which the Company or any of the Nevada Subsidiary Guarantors is a party, which are likely to result, individually or in the aggregate, in a Material Adverse Effect.

Exhibit B-2-2

EXHIBIT B-3
Form of Opinion of Baker & Daniels LLP, Indiana Counsel for the Company
1. Based solely on the Certificates of Existence and Authorization identified on Schedule I, (a) each of the Company and the Indiana Gaming Subsidiary is duly qualified and authorized to do business as a foreign corporation and foreign limited liability company, respectively, under the laws of the State of Indiana; and (b) Ogle Haus is validly existing as a limited liability company under the laws of the State of Indiana, and has filed its most recent biennial report required by Indiana law with the Indiana Secretary of State, and no notice of withdrawal, dissolution, or expiration with respect to Ogle Haus has been filed with the Indiana Secretary of State or has taken place. Ogle Haus has all requisite limited liability company power and authority to own, lease, and operate its properties and conduct its business in the State of Indiana as described in the Pricing Disclosure Package and the Offering Memorandum.
2. Based solely upon the Officer’s Certificate identified on Schedule I, (a) all of the issued and outstanding ownership interests of Ogle Haus have been duly authorized and validly issued and are fully paid and nonassessable; (b) all outstanding ownership interests of Ogle Haus are owned directly by the Indiana Gaming Subsidiary; and (c) none of the outstanding ownership interests of Ogle Haus were issued in violation of any preemptive rights provided by Indiana law or the Operating Agreement for Ogle Haus.
3. No authorization, approval, consent, or order of, the Indiana Gaming Commission or any other governmental body, agency, or official of the State of Indiana, is required in connection with the offering, issuance, or sale of the Notes or the Exchange Notes to the Initial Purchasers or the execution by the Indiana Gaming Subsidiary and Ogle Haus of the Guarantee or the Exchange Guarantee or to make valid and legally binding the execution, delivery and performance by the Company, the Indiana Gaming Subsidiary or Ogle Haus of the Operative Documents to which it is a party or the Exchange Guaranty, except (a) such as have been obtained and are in full force and effect, (b) such periodic reports and informational filings to which the Company, the Indiana Gaming Subsidiary, or Ogle Haus are subject generally, (c) such as are required under the Indiana Gaming Laws which have been obtained or waived, [(d) such as are required as a condition of the Interim Approval,] and (e) such as may be required under applicable federal or state securities laws or regulations.
4. The statements in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors — Risks related to our business — Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues” (relating to Indiana Gaming Laws) and the statements in Exhibit 99.1 of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2008 under the caption “Government Regulation and Gaming Issues - Indiana” which are incorporated by reference in, the Pricing Disclosure Package and the Offering Memorandum (except for financial and operating data included therein, as to which we express no opinion), as modified by statements in the Offering Memorandum under the caption “Government regulations and gaming issues — Updates,” insofar as such statements constitute summaries of the Indiana Gaming Laws or other Indiana legal matters, are correct in all material respects.

Exhibit B-3-1

5. (i) Each of the Indiana Gaming Subsidiary and Ogle Haus has obtained all approvals, consents, orders, and authorizations from the Indiana Gaming Commission necessary or required in connection with the issuance of the Notes and the execution of the Guarantee by the Indiana Gaming Subsidiary and Ogle Haus, subject to the limitations imposed by the Indiana Gaming Commission as set forth in the [approvals] identified on Schedule I, and (ii) based solely on the Officer’s Certificate identified on Schedule I, the Indiana Gaming Subsidiary has received and presently holds a riverboat owner’s license from the Indiana Gaming Commission and such license is valid and in full force and effect. To our knowledge, no event has occurred which currently, or after notice or lapse of time, or both, would reasonably be expected to result in a revocation, modification, suspension, or termination of such license.
6. Each of the Operative Documents to which Ogle Haus is a party has been duly authorized, executed and delivered by Ogle Haus.
7. The execution and delivery by Ogle Haus of the Operative Documents to which it is a party, and the performance by Ogle Haus of its agreements under such documents, do not violate Ogle Haus’ Operating Agreement or Indiana Gaming Laws.

Exhibit B-3-2

EXHIBIT B-4
Form of Opinion of Stone Pigman Walther Wittmann L.L.C., Louisiana Counsel for
the Company
1. Based solely upon certificates of existence and good standing issued by the Louisiana Secretary of State, (a) Louisiana-I Gaming, a Louisiana Partnership in Commendam, is a Louisiana partnership in commendam that is validly existing under the laws of Louisiana (the concept of good standing is not applicable to a partnership in Louisiana), (b) PNK (Baton Rouge) Partnership is a Louisiana partnership that is validly existing under the laws of Louisiana (the concept of good standing is not applicable to a partnership in Louisiana), (c) PNK (Bossier City), Inc. is a corporation that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State, (d) PNK (Lake Charles), L.L.C. is a limited liability company that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State, and (e) PNK (SCB), L.L.C. is a limited liability company that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State. Each of the Louisiana Guarantors has all requisite corporate, partnership or limited liability company (as applicable) power and authority to conduct its business and to own or lease its properties as described in the Pricing Disclosure Package and the Offering Memorandum, and to enter into and perform its obligations under the Operative Documents to which it is a party.
2. Each of the Operative Documents to which each Louisiana Guarantor is a party has been duly authorized by such Louisiana Guarantor, and each of the Operative Documents to which each Louisiana Guarantor is a party, other than the Exchange Guarantees, has been executed and delivered by such Louisiana Guarantor.
3. The issuance and sale of the Notes and the Exchange Notes by the Company and the Guarantees and the Exchange Guarantees by the Louisiana Guarantors, the execution and delivery by the Company and the Louisiana Guarantors of the Operative Documents to which they are parties, and the consummation of the transactions contemplated by the Operative Documents do not violate any provision of such Louisiana Guarantor’s certificate or articles of incorporation or bylaws, partnership agreement, articles of organization or operating agreement, or other formation and organization documents (as applicable) in effect on the date of this legal opinion, and no such action by the Company or the Louisiana Guarantors will result in any violation of any applicable Louisiana law in effect as of the date of this opinion letter which in our experience is customarily applicable to transactions of the type contemplated by the Operative Documents (other than state securities or blue sky laws as to which we express no opinion and have assumed for purposes of this paragraph compliance therewith).
4. The statements in (a) the Pricing Disclosure Package and the Offering Memorandum under the captions (i) “Risk Factors — Risks Related to our Business — Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and (ii) “Government Regulations and Gaming Issues”, and in (b) Exhibit 99.1 (relating to Government Regulation and Gaming Issues) of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2008 which is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, (except for financial and operating data included therein, as to which we express no opinion), insofar as such statements constitute summaries of the laws and regulations of the State of Louisiana, including gaming laws and regulations, are correct in all material respects.

Exhibit B-4-1

5. No consent or filing based on law or legal requirements in the State of Louisiana as in effect on the date of this legal opinion (and in our experience is customarily applicable to transactions of this kind) is required for the execution, delivery and performance by the Company or any Louisiana Guarantor of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents, or the offering, issuance and sale of the Notes, the Exchange Notes, the Guarantees and the Exchange Guarantees to the Initial Purchasers, except (a) such as have been obtained and are in full force and effect as of the date of this legal opinion, (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum, (c) as otherwise described in this legal opinion with respect to post Closing Date notices and filings, and (d) as may be required under state securities or “Blue Sky” laws and regulations (as to which we express no opinion).
6. To our knowledge, without investigation or inquiry, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending or threatened in Louisiana against the Company or any of the Louisiana Guarantors, which are likely to result, individually or in the aggregate, in a Material Adverse Effect.

Exhibit B-4-2

EXHIBIT B-5
Form of Opinion of Briol & Associates, PLLC, Minnesota Counsel for the Company
1. Casino Magic Corp. (the “Minnesota Guarantor”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with full corporate power and authority under Minnesota law to conduct its business as described in the Officer’s Certificate, a copy of which is attached hereto as Exhibit 1.
2. Based solely on the Officer’s Certificate, all issued and outstanding shares of capital stock of the Minnesota Guarantor have been duly authorized and are validly issued, fully paid and non-assessable. Based solely on said Officer’s Certificate, none of the outstanding shares of capital stock of the Minnesota Guarantor was issued in violation of statutory preemptive or, to our knowledge, non-statutory preemptive or other similar rights of any security holder.
3. The Minnesota Guarantor has the full right, power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, its Guarantee and its Exchange Guarantee (the Guarantee and the Exchange Guarantee are collectively referred to as the “Minnesota Guarantees”) (collectively for purposes of this opinion, the “Operative Documents”) and to consummate the transactions contemplated thereby including, without limitation, the full right, power and authority to issue, sell and deliver the Minnesota Guarantees pursuant to the Indenture.
4. Each of the Operative Documents (including the Minnesota Guarantees) has been duly and validly authorized, executed and delivered by the Minnesota Guarantor.
5. The issuance and sale of the Notes and the Exchange Notes of the Company and the Minnesota Guarantees by the Minnesota Guarantor, the execution and delivery by the Minnesota Guarantor of the Operative Documents, and the consummation of the transactions contemplated by Operative Documents, the Pricing Disclosure Package and the Offering Memorandum (collectively, for the purposes of such opinion, the “Transaction Documents”) by the Minnesota Guarantor do not, (a) contravene or result in a breach or violation of the Articles of Incorporation or Bylaws of the Minnesota Guarantor, (b) to our knowledge, contravene or violate any judgment, decree or order of any Minnesota governmental authority having jurisdiction over the Minnesota Guarantor, (c) contravene or violate any applicable Minnesota law (except that we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota) or (d) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Minnesota Guarantor pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Minnesota Guarantor is a party or by which the Minnesota Guarantor or its properties or assets may be bound (except that we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota).

Exhibit B-5-1

6. No authorization, approval, consent or order of any Minnesota court or governmental authority or agency is required for the execution, delivery and performance by the Company and the Minnesota Guarantor of the Transaction Documents, the consummation of the transactions contemplated by the Transaction Documents or otherwise in connection with the offering, issuance or sale of the Notes, the Exchange Notes and the Minnesota Guarantees to the Initial Purchasers, except such as have been obtained and are in full force and effect at the Closing Date; notwithstanding the foregoing, no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota.
7. The Minnesota Guarantor is not in violation of its charter or by-laws and, based solely on the Officer’s Certificate attached hereto as Exhibit 1, the Minnesota Guarantor is not in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Minnesota Guarantor to which the Minnesota Guarantor is a party or by which any of its property is bound (except that such counsel expresses no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota).
8. We know of no material legal or governmental actions, suits or proceedings pending or threatened against the Minnesota Guarantor which are required to be disclosed in the Pricing Disclosure Package and the Offering Memorandum. To our knowledge, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Minnesota Guarantor is a party or of which any property of the Minnesota Guarantor is the subject which are likely to result, individually or in the aggregate, in a Material Adverse Effect; and, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, no such proceedings have been overtly threatened in writing by governmental authorities or by others.

Exhibit B-5-2

EXHIBIT B-6
Form of Opinion of Lathrop & Gage, LLP Missouri Counsel for the Company
1. St. Louis Casino Corp. has been duly incorporated and is validly existing as a corporation in good standing under the laws of Missouri, with full corporate power and authority under Missouri law to own its properties and conduct its business as described in the Offering Memorandum and, based upon the Officer’s Certificate, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.
2. President Riverboat Casino-Missouri, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of Missouri, with full corporate power and authority under Missouri law to own its properties and conduct its business as described in the Offering Memorandum and, based upon the Officer’s Certificate, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.
3. Casino One Corporation is duly qualified and in good standing as a foreign corporation under the laws of Missouri.
4. Based solely upon the Officer’s Certificate, (a) all of the issued and outstanding ownership interests of St. Louis Casino Corp. have been duly authorized and validly issued and are fully paid and nonassessable; (b) all outstanding ownership interests of St. Louis Casino Corp. are owned directly by the Company’s wholly-owned direct subsidiary, Casino Magic Corp., a Minnesota corporation; and (c) none of the outstanding ownership interests of St. Louis Casino Corp. were issued in violation of any preemptive rights provided by Missouri law or the articles of incorporation of St. Louis Casino Corp.
5. Based solely upon the Officer’s Certificate, (a) all of the issued and outstanding ownership interests of President Riverboat Casino-Missouri, Inc. have been duly authorized and validly issued and are fully paid and nonassessable; (b) all outstanding ownership interests of President Riverboat Casino-Missouri, Inc. are owned directly by Pinnacle Entertainment, Inc., a Delaware corporation; and (c) none of the outstanding ownership interests of President Riverboat Casino-Missouri, Inc. were issued in violation of any preemptive rights provided by Missouri law or the articles of incorporation of President Riverboat Casino-Missouri, Inc.
6. Each of the Missouri Guarantors has the full right, power and authority to execute, deliver and perform its obligations, if any, under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Guaranty and the Exchange Guaranty (the Guaranty and the Exchange Guaranty are collectively referred to as the “Missouri Guaranties”) (collectively for the purposes of this opinion letter, the “Operative Documents”) and to consummate the transactions contemplated thereby including, without limitation, the full right, power and authority to execute and deliver the Missouri Guaranties pursuant to the Indenture.
7. Each of the Operative Documents to which either of the Missouri Guarantors is a party (including the Missouri Guaranties) has been duly and validly authorized, executed and delivered by such Missouri Guarantor.

Exhibit B-6-1

8. The execution and delivery by each of the Missouri Guarantors of the Operative Documents, including the Missouri Guaranties, to which it is a party, and the consummation of the transactions contemplated by such Operative Documents do not violate any provision of such Missouri Guarantor’s certificate or articles of incorporation or bylaws, partnership agreement, articles of organization or operating agreement, or other formation and organization documents (as applicable) in effect on the Closing Date, and no such action by either of the Missouri Guarantors will result in any violation of any applicable Missouri law in effect as of the date of our opinion which in our experience is customarily applicable to transactions of the type contemplated by the Operative Documents (other than state securities or “Blue Sky” laws as to which we express no opinion and compliance with which we have assumed for purposes of this paragraph).
9. We know of no material legal or governmental actions, suits or proceedings pending or overtly threatened in writing against either of the Missouri Guarantors which are required to be disclosed in the Offering Memorandum, except as set forth in the Offering Memorandum. To our knowledge, other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which either of the Missouri Guarantors is a party or of which any property of either of the Missouri Guarantors is the subject which are likely to result, individually or in the aggregate, in a Material Adverse Effect; and, other than as set forth in the Offering Memorandum, no such proceedings have been overtly threatened in writing by governmental authorities or by others.
10. The statements contained or incorporated by reference in the Offering Memorandum under the caption “Risk Factors—Risks related to our business” and in Exhibit 99.1 under the caption "Government Regulation and Gaming Issues—Missouri”, which is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum (except for any financial and operating data included therein, as to which we express no opinion), have been reviewed by us and to the extent such statements constitute summaries of the statutes, laws and applicable regulations of the State of Missouri regarding gaming, they are accurate and correct in all material respects and fairly summarize the information and matters therein described.

Exhibit B-6-2

EXHIBIT B-7
FORM OF OPINION OF SILLS CUMMIS EPSTEIN & GROSS P.C., NEW JERSEY
COUNSEL FOR THE COMPANY
1. Based solely upon a certificate dated July _____, 2009 of the Treasurer of the State of New Jersey, the Company is registered and in good standing as a foreign corporation under the laws of the State of New Jersey. Based solely upon certificates dated July  _____, 2009 of the Treasurer of the State of New Jersey, each of Mitre Associates LLC and PSW Properties, LLC is registered and in good standing as a foreign limited liability company under the laws of the State of New Jersey.
2. Based solely upon certificates dated July  _____, 2009 of the Treasurer of the State of New Jersey, each of ACE Gaming, LLC and PNK Development 13, LLC (collectively, the “New Jersey Subsidiaries") is a limited liability company existing and in good standing under the laws of the State of New Jersey.
3. The statements contained in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Government Regulations and Gaming Issues” and in Exhibit 99.1 to the Form 10-K under the caption “Government Regulations and Gaming Issues — New Jersey,” to the extent that such statements deal with New Jersey regulatory matters, are accurate in all material respects.
4. Based solely upon our review of the operating agreement and the certificate of formation of each New Jersey Subsidiary and the New Jersey Limited Liability Company Act, and without independent investigation, each New Jersey Subsidiary has the limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder, including the limited liability power and authority to issue, sell and deliver the New Jersey Guarantee under the Indenture.
5. Based solely upon the Officers’ Certificates and our review of the Written Consent and the operating agreement and certificate of formation of each New Jersey Subsidiary and the New Jersey Limited Liability Company Act, and without independent investigation, each of the Transaction Documents to which each of the New Jersey Subsidiaries is a party has been duly authorized and each of the Transaction Documents to which each of the New Jersey Subsidiaries is a party, other than the Exchange Guarantees, has been executed and delivered by such entity.
6. Solely with respect to N.J.S.A. 5:12-1 et seq. and the regulations promulgated pursuant thereto (collectively, the “New Jersey Gaming Laws”), no authorization, approval, consent or license issued by the “Casino Control Commission” or the “Division of Gaming Enforcement” (as such governmental authorities are referenced in the New Jersey Gaming Laws, hereinafter referred to as the “New Jersey Regulators”) is necessary in connection with the issuance of the Notes or the Exchange Notes or for the due authorization, execution and delivery by the Company or any Guarantor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby, except such as have been obtained and are in full force and effect.

Exhibit B-7-1

7. The execution and delivery of the Transaction Documents by the Company and the New Jersey Subsidiaries and the consummation of the transactions contemplated thereby will not conflict with or violate (a) any New Jersey Gaming Laws, (b) any order or decree of the New Jersey Regulators of which we have knowledge as to which the Company or any New Jersey Subsidiary is bound or (c) the operating agreement or certificate of formation of either New Jersey Subsidiary.
8. Except for ordinary course and ongoing investigations that are part of the application and licensing process for the Company, and except as may be described in the Offering Memorandum and the Form 10-K, we have no knowledge of any material legal or governmental proceedings in the State of New Jersey to which the Company or either New Jersey Subsidiary is a named party wherein a claim of a violation of the New Jersey Gaming Laws is asserted.
9. Based solely upon the Officers’ Certificates and our review of the operating agreement of each New Jersey Subsidiary, and without independent investigation, (a) all of the outstanding membership interests of ACE Gaming, LLC are owned of record by PNK Development 13, LLC, and (b) all of the outstanding membership interests of PNK Development 13, LLC are owned of record by Biloxi Casino Corp.

Exhibit B-7-2

EXHIBIT B-8
Form of Opinion of Watkins Ludlam Winter & Stennis, P.A., Mississippi Counsel for the
Company
1. Based solely on the Good Standing Certificates, each of the Mississippi Guarantors is validly existing as a corporation in good standing under the laws of the State of Mississippi. BCC has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Officers’ Certificate. Casino One has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.
2. Each of the Mississippi Guarantors has the requisite corporate power and authority to execute, deliver and perform its obligations under the Offering Documents and to consummate the Transactions, including, without limitation, the requisite corporate power and authority to execute, issue and deliver the Mississippi Guarantees pursuant to the Indenture.
3. Each of the Offering Documents (including the Mississippi Guarantees) to which the Mississippi Guarantors is a party has been duly and validly authorized, executed and delivered by each of the Mississippi Guarantors.
4. The offer, sale or delivery of the Notes and the Exchange Notes of the Company and the Mississippi Guarantees by the Mississippi Guarantors, and the execution, delivery or performance by the Mississippi Guarantors of the Offering Documents, and the consummation of the Transactions by the Mississippi Guarantors do not, (a) contravene or result in a breach or violation of the Organizational Documents of the Mississippi Guarantors, (b) to our knowledge, contravene or violate any judgment, decree or order of any Mississippi governmental authority having jurisdiction over the Mississippi Guarantors, or (c) contravene or violate any applicable Mississippi law in effect as of the date of our opinion and which in our experience customarily is applicable to transactions of the type contemplated by the Transaction Documents (except that we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Mississippi).
5. No authorization, approval, consent or order of any Mississippi court or governmental or regulatory authority of the State of Mississippi is required for the execution, delivery and performance by the Company and the Mississippi Guarantors of the Offering Documents, the consummation of the Transactions or otherwise in connection with the offering, issuance or sale of the Notes and the Mississippi Guarantees to the Initial Purchasers; notwithstanding the foregoing, we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Mississippi.
6. With the Company’s consent, based solely upon an inquiry of those attorneys currently with the firm who have rendered legal services to the Company and the Mississippi Guarantors since January 1, 2008, such counsel confirms that it is not currently representing the Company or the Mississippi Guarantors in any pending litigation, except for C&B Services, Inc. v. RG Restoration, Inc. and Pinnacle Entertainment, Inc., Civ. Action No. A2402-06-184, and RG America, Inc. and RG Restorations, Inc. v. Pinnacle Entertainment, Inc., Casino-Magic Biloxi and Biloxi Casino Corp. and John Does 1-50, Civ. Action No. A2402-06-185, which have been consolidated and are pending in the Circuit Court of Harrison County, Mississippi, in the Second Judicial District.

Exhibit B-8-1